SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 August 15, 2003
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                              0-22444                     25-1710500
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(State or other                   (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                            15237
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(Address of principal executive offices)                              (Zip Code)



                                 (412) 364-1913
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)








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Item 7. Exhibits

(c)  Exhibits

     Exhibit 99 - Press Release, dated August 15, 2003.

Item 12. Results of Operations and Financial Condition

     On August 15, 2003, WVS Financial Corp. issued a press release to report earnings for the quarter and fiscal year ended June 30, 2003. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.








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





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 WVS FINANCIAL CORP.



Dated:  August 15, 2003                          By:     /s/ David J. Bursic
                                                         -----------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer



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